UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-4324
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2021

Item 1. Report to Stockholders.

TRILLIUM ESG GLOBAL EQUITY FUND

TRILLIUM ESG SMALL/MID CAP FUND

SEMI-ANNUAL REPORT

For the Six Months Ended
December 31, 2021

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The sectors and/or the industries, as applicable, are determined using the Global Industry Classifications Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Funds’ administrator, U.S. Bancorp Fund Services, LLC.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the mutual fund relative to the return of the benchmark index is a mutual fund’s alpha.

Basis points (bps) are units of measure for interest rates and other percentages, commonly used to describe the percentage change in interest rates, bond yields, and other financial instruments. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Earnings growth is not representative of the Funds’ future performance.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Table of Contents

Trillium ESG Global Equity Fund

A Message to Our Shareholders	2

Country Allocation	6

Schedule of Investments	7

Trillium ESG Small/Mid Cap Fund

A Message to Our Shareholders	12

Sector Allocation	16

Schedule of Investments	17

Statements of Assets and Liabilities	20

Statements of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	27

Notes to Financial Statements	30

Expense Examples	43

Additional Information	45

Privacy Notice	51

Trillium ESG Global Equity Fund

Dear Shareholders,

The Trillium ESG Global Equity Fund (the “Fund” or “Global Equity Fund”) Institutional Class returned 8.36% on a net of fees basis over the past six months versus the benchmark, MSCI ACWI NTR (ACWI) which reported a 5.55% return over the same period. Longer term, the Fund has generated a positive alpha over the past 1, 3, 5, 10, and 20-year periods.

Performance as of	6	1	3	5	10	Since	Inception
December 31, 2021	Months	Year	Year	Year	Year	Inception	Date
Retail (PORTX)	8.19%	22.20%	24.96%	18.29%	13.11%	7.72%	9/30/1999
Institutional (PORIX)	8.36%	22.56%	25.32%	18.62%	13.43%	8.19%	3/30/2007
MSCI ACWI	5.55%	18.54%	20.38%	14.40%	11.85%	7.00%	9/30/1999

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 209-1962.

Gross Expense Ratio*
Class R	1.30%
Class I	1.02%

*	Gross expense ratio is from the Fund’s prospectus dated October 31, 2021. See the Global Equity Fund’s Financial Highlights in this report for the most current expense ratios.

For the six month period, security selection provided the majority of the positive contribution to performance returns, while sector allocation was also additive to relative returns. From a sector perspective, positive contribution was realized within seven of the ten represented economic sectors (the Fund does not invest in the Energy sector).  The Communication Service and Consumer Discretionary sectors were the largest contributors, while the Consumer Staples and Information Technology sectors were the main detractors. Geographically, stock selection was also positive across all three major regions: North America, Western Europe and Asia Pacific.  The Fund’s underweight to Asia Pacific was a tailwind as well. Currency impact was negative as the Euro depreciated.

Performance Leaders:

On a security level, internet search leader Alphabet was the largest contributor, up 19% for the period. Alphabet continues to benefit from strong online activity. This trend drove significant pricing and volume improvements in the core search advertising business. In addition, investments in video are driving longer-term monetization at YouTube.

Water utility China Water Affairs was a strong contributor as well, up 93% for the period. The company did benefit from shifts in money flows. In an environment in which Chinese officials clamped down on areas not obviously contributing to society, like local internet companies and polluting industries, investors shifted their investments into companies that seemed more aligned with the political agenda.

Performance Laggards:

Detractors for the last six months included leading payment processor PayPal, down 35%. PayPal delivered results that were lackluster and below consensus, leading to significant stock underperformance in the period. Revenue growth was light, likely due to more people shopping in person than online, a trend that impacted many ecommerce related businesses. We do not see this as an endemic risk, given long-term secular trend in online spending is still very positive. Offsetting this negative dynamic was the company’s announcement that it signed a deal with Amazon to allow Venmo accounts to be used for purchases on the platform. Developments like this, coupled with continued market share gains, strong financial performance, and potential new revenue streams from cryptocurrency based products, gives us confidence in the company’s long-term potential.

Life science and tools company Exact Sciences, down 37%, also was a drag in the period as it reported mixed quarterly results from a revenue and earnings standpoint.  Management also noted that patients’ routine visits to their primary care physicians (PCP) (at 80-90% of pre COVID levels) are recovering more slowly than expected, as is its sales reps access to PCP offices to promote Cologuard, both of which contributed to their setting second half year screening revenues below the Street.  In addition, emerging growth companies, have been out of favor as of late, adding further pressure to Exact Sciences’ stock performance.

New Positions:

The Fund added LPL Financial, the largest independent broker-dealer in the United States. The company has strong market presence across three major channels – Independent Broker/Dealer, Hybrid Registered Investment Advisory, and 3rd Party Bank & Insurance. The firm’s value proposition to these independent advisors lies in their leading edge platforms, products, and economies of scale. These range from basic functions such as clearing and custody, all the way up to business operations-oriented services including compliance and point-of-sale. Advisors are free to subscribe to these services according to their needs, with each successive level providing more revenue to LPL.

Markets:

As we exited 2021, there were a number of economic and geopolitical cross currents; this remains true for early 2022. We see signs indicating that supply chain disruptions are beginning to moderate, and we expect shorter-term inflationary pressures to ease; however, the fast-spreading omicron variant may disrupt supply chains again. Although unemployment rates have fallen and job seekers have many choices in front of them, the labor participation rate remains stubbornly low and companies large and small are struggling to fill open positions. The economic boost from extraordinary relief policies adopted in response to the COVID pandemic is ending, and the Federal Reserve has started tapering, or reducing its monetary stimulus. These policy changes are likely to slow economic growth, but not stop it, and they are likely to change which sectors and industries face policy headwinds. Progress on the US infrastructure bill and larger reconciliation package appears stalled until progressives and moderate democrats can find a number to agree on, with one side arguing the need for policy support on a range of issues including child care and the environment and the other the need for fiscal responsibility.

There continues to be many simmering geopolitical issues, including China exerting influence over technology, education, and media companies in that country, as well as recent leadership changes in key developed nations such as Germany and Japan, which will set important directional signals for economic policies. A rising number of extreme weather events, throughout the period are stark reminders of the importance of international cooperation on climate policy and the disproportionate impact on lower income groups and communities of color.

We remain committed as always to our long-term focus on investing in high-quality and sustainability-centered companies seeking to meet the challenges of this year of recovery and transition, and beyond. Our belief in the importance of environmental, social and governance (ESG) is unabated, as we are convinced more than ever of the importance of integrating beyond-financial environmental, social and governance concerns into our investment decisions

Advocacy:

We continue to meet with Waste Management to discuss environmental justice concerns. The company published an expanded report on environmental justice in its 2021 sustainability report. For the first time, the company disclosed information about the income levels and races of the people living within 1km of a company facility. While 60% of the U.S. population is white, according to these disclosures, only 47% of people within 1km of a company facility are white. This engagement will be ongoing in 2022.

We organized a letter to the world’s largest eyeglass maker, EssilorLuxottica, on behalf of investors representing $500 billion in assets under management urging the company to engage in the Organization for Economic Cooperation and Development (OECD) complaint process initiated by 2,000 workers at its McDonough, Georgia facility who are trying to organize a union in the face of reportedly aggressive union busting activities by the company. This case is pending before the OECD and we will press the company to accept an offer of mediation if the OECD makes it.

Thank you for your continued support of the fund.

Sincerely,

Laura McGonagle	Matthew Patsky
Portfolio Manager	Portfolio Manager

John Quealy	Patrick Wollenberg
Portfolio Manager	Portfolio Manager

Trillium ESG Global Equity Fund

COUNTRY ALLOCATION at December 31, 2021 (Unaudited)

Country	Portfolio Value	Percent of Net Assets

Australia	$10,397,193	1.0%
Belgium	7,615,195	0.7%
Brazil	8,788,425	0.8%
Canada	14,600,269	1.4%
China	7,404,493	0.7%
Colombia	4,205,843	0.4%
Denmark	25,372,827	2.4%
France	55,024,680	5.1%
Germany	38,774,683	3.6%
Hong Kong	17,375,737	1.6%
India	6,204,424	0.6%
Indonesia	4,791,305	0.4%
Ireland	43,253,300	4.0%
Italy	6,093,919	0.6%
Japan	58,290,103	5.4%
Kenya	3,495,999	0.3%
Mexico	4,827,335	0.4%
Netherlands	15,889,229	1.5%
New Zealand	7,193,082	0.7%
Norway	8,818,169	0.8%
Peru	4,530,018	0.4%
Portugal	8,190,723	0.8%
Republic of Korea	7,614,364	0.7%
Singapore	6,160,909	0.6%
Spain	20,544,333	1.9%
Sweden	25,828,111	2.4%
Switzerland	43,950,707	4.1%
Taiwan	15,824,976	1.5%
United Kingdom	43,955,165	4.1%
United States	544,541,953	50.6%
Other Assets in Excess
of Liabilities:	5,827,927	0.5%
	$1,075,385,396	100.0%

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS: 97.4%

Automobiles & Components: 2.1%
49,855	Aptiv PLC
	(Ireland) (a)	$8,223,582
218,910	BYD Co. Ltd.
	(China)	7,404,493
40,440	Cie Generale des
	Etablissements
	Michelin SCA
	(France)	6,623,427
		22,251,502

Banks: 6.7%
288,160	Amalgamated
	Financial Corp.
	(United States)	4,832,443
16,640,740	Bank Rakyat
	Indonesia Persero
	Tbk PT (Indonesia)	4,791,305
37,110	Credicorp Ltd.
	(Peru)	4,530,018
385,515	DNB Bank ASA
	(Norway)	8,818,169
7,499,000	Equity Group
	Holdings Ltd.
	(Kenya)	3,495,999
742,225	Grupo Financiero
	Banorte SAB
	de CV (Mexico)	4,827,335
249,255	Hang Seng Bank
	Ltd. (Hong Kong)	4,564,249
95,350	HDFC Bank Ltd. –
	ADR (India)	6,204,424
88,630	KBC Group NV
	(Belgium)	7,615,195
40,940	PNC Financial
	Services Group, Inc.
	(United States)	8,209,289
152,700	Sumitomo Mitsui
	Trust Holdings,
	Inc. (Japan)	5,106,036
13,920	SVB Financial
	Group (United
	States) (a)	9,441,101
		72,435,563

Capital Goods: 9.6%
166,160	Assa Abloy AB –
	Class B
	(Sweden)	5,064,719
121,860	Atlas Copco AB –
	Class A (Sweden)	8,420,629
59,800	Daifuku Co Ltd.
	(Japan)	4,890,140
288,020	Epiroc AB –
	Class A
	(Sweden)	7,282,819
52,070	Ferguson PLC
	(Switzerland)	9,249,001
12,190	Generac Holdings,
	Inc. (United
	States) (a)	4,289,905
66,475	Kingspan Group
	PLC (Ireland)	7,929,466
132,900	Kurita Water
	Industries Ltd.
	(Japan)	6,300,595
79,500	Nidec Corp. (Japan)	9,404,405
83,415	Quanta Services,
	Inc. (United States)	9,564,364
23,265	Rockwell
	Automation, Inc.
	(United States)	8,115,995
50,355	Siemens AG
	(Germany)	8,721,619
38,775	Trane Technologies
	PLC (Ireland)	7,833,713
49,885	Xylem, Inc.
	(United States)	5,982,209
		103,049,579

Commercial & Professional Services: 2.5%
79,770	Herman Miller,
	Inc. (United States)	3,126,186
60,930	Intertek Group
	(United Kingdom)	4,648,182
166,000	Recruit Holdings
	Co. Ltd. (Japan)	10,102,050
56,495	Waste Management,
	Inc.
	(United States)	9,429,016
		27,305,434

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2021 (Unaudited), Continued

Shares		Value

Consumer Durables & Apparel: 3.1%
36,560	EssilorLuxottica
	SA (France)	$7,657,129
8,310	Kering SA
	(France)	6,667,538
249,255	Levi Strauss &
	Co. – Class A
	(United States)	6,238,853
77,780	Nike, Inc. – Class B
	(United States)	12,963,592
		33,527,112

Consumer Services: 2.5%
35,440	Bright Horizons
	Family Solutions,
	Inc. (United
	States) (a)	4,461,187
110,780	Greggs PLC (United
	Kingdom) (a)	5,014,469
52,500	Marriott
	International,
	Inc. – Class A
	(United States) (a)	8,675,100
74,650	Starbucks Corp.
	(United States)	8,731,810
		26,882,566

Diversified Financials: 3.4%
121,120	Bank of New
	York Mellon Corp.
	(United States)	7,034,649
88,630	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. –
	REIT
	(United States)	4,708,026
65,360	Intercontinental
	Exchange, Inc.
	(United States)	8,939,287
33,600	LPL Financial
	Holdings, Inc.
	(United States)	5,379,024
16,610	MSCI, Inc.
	(United States)	10,176,781
		36,237,767

Food & Staples Retailing: 1.5%
358,210	Jeronimo Martins,
	SGPS, SA
	(Portugal)	8,190,723
231,525	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	7,945,084
		16,135,807

Food, Beverage & Tobacco: 2.2%
63,145	Danone SA
	(France)	3,925,055
64,285	Darling Ingredients,
	Inc. (United
	States) (a)	4,454,308
49,855	Kerry Group
	PLC – Class A
	(Ireland)	6,432,071
95,120	McCormick &
	Co., Inc.
	(United States)	9,189,543
		24,000,977

Health Care Equipment & Services: 5.5%
31,020	Cochlear Ltd.
	(Australia)	4,868,590
29,915	Coloplast A/S –
	Class B (Denmark)	5,267,290
115,215	CVS Health Corp.
	(United States)	11,885,579
83,085	Edwards
	Lifesciences Corp.
	(United States) (a)	10,763,662
221,560	Fisher & Paykel
	Healthcare
	Corp. Ltd.
	(New Zealand)	4,963,725
265,865	Ryman
	Healthcare Ltd.
	(New Zealand)	2,229,357
4,600	Straumann
	Holding AG
	(Switzerland)	9,727,121
65,200	Sysmex Corp.
	(Japan)	8,800,799
		58,506,123

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2021 (Unaudited), Continued

Shares		Value

Household & Personal Products: 2.4%
155,095	Essity AB – Class B
	(Sweden)	$5,059,944
82,100	Kao Corp. (Japan)	4,299,933
19,067	L’Oreal
	(France) (a)	9,091,378
144,735	Unilever PLC
	(United Kingdom)	7,758,692
		26,209,947

Insurance: 2.8%
690,985	AIA Group Ltd.
	(Hong Kong)	6,974,006
32,700	Allianz SE
	(Germany)	7,712,573
1,329,355	Aviva PLC
	(United Kingdom)	7,410,039
49,320	The Travelers
	Companies, Inc.
	(United States)	7,715,128
		29,811,746

Materials: 5.7%
48,740	Air Liquide SA
	(France)	8,500,457
97,235	Ball Corp.
	(United States)	9,360,813
61,965	Croda International
	PLC
	(United Kingdom)	8,487,413
36,560	Ecolab, Inc.
	(United States)	8,576,610
930,675	Klabin SA – ADR
	(Brazil)	4,279,912
35,275	Koninklijke DSM
	NV (Netherlands)	7,944,145
93,315	Novozymes A/S –
	Class B (Denmark)	7,662,077
16,280	Sika AG
	(Switzerland)	6,766,252
		61,577,679

Media & Entertainment: 3.3%
12,175	Alphabet, Inc. –
	Class A (United
	States) (a)	35,271,462

Pharmaceuticals, Biotechnology &
Life Sciences: 7.3%
26,140	CSL Ltd.
	(Australia)	5,528,603
88,630	Dechra
	Pharmaceuticals
	PLC (United
	Kingdom)	6,405,690
52,070	Exact Sciences
	Corp. (United
	States) (a)	4,052,608
96,990	Gilead Sciences, Inc.
	(United States)	7,042,444
13,295	Illumina, Inc.
	(United States) (a)	5,057,950
116,280	Merck & Co., Inc.
	(United States)	8,911,699
33,230	Merck KGaA
	(Germany)	8,548,650
110,780	Novo-Nordisk
	A/S – Class B
	(Denmark)	12,443,460
28,500	Roche Holdings
	AG (Switzerland)	11,823,546
22,490	Waters Corp.
	(United
	States) (a)	8,379,774
		78,194,424

Real Estate: 3.1%
30,530	American Tower
	Corp. – REIT
	(United States)	8,930,025
2,436,660	Capitaland Ltd.
	(Singapore)	6,160,909
170,445	Daiwa House
	Industry Co. Ltd.
	(Japan)	4,898,432
32,090	Jones Lang
	LaSalle, Inc.
	(United States)	8,643,121
62,045	Unibail-Rodamco-
	Westfield – REIT
	(France)	4,341,859
		32,974,346

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2021 (Unaudited), Continued

Shares		Value

Retailing: 3.7%
225,455	Industria de Diseno
	Textil SA
	(Spain)	$7,270,924
40,565	Target Corp.
	(United States)	9,388,364
132,320	The TJX
	Companies, Inc.
	(United States)	10,045,734
38,380	Tractor Supply Co.
	(United States)	9,157,468
210,485	WH Smith
	Plc (United
	Kingdom)	4,230,680
		40,093,170

Semiconductors & Semiconductor
Equipment: 5.7%
73,670	Applied
	Materials, Inc.
	(United States)	11,592,711
162,405	Infineon
	Technologies AG
	(Germany)	7,476,867
63,120	NVIDIA Corp.
	(United States)	18,564,223
131,535	Taiwan
	Semiconductor
	Manufacturing
	Co. Ltd. SA –
	ADR (Taiwan)	15,824,976
42,095	Texas
	Instruments, Inc.
	(United States)	7,933,645
		61,392,422

Software & Services: 11.3%
30,960	Accenture PLC –
	Class A (Ireland)	12,834,468
22,740	Adobe Systems,
	Inc. (United
	States) (a)	12,894,944
90,315	Amadeus IT
	Holding SA
	(Spain)	6,111,088
138,475	Dassault Systemes
	SE (France)	8,217,837
18,835	Intuit, Inc.
	(United States)	12,115,049
127,005	Microsoft Corp.
	(United States)	42,714,321
52,300	PayPal Holdings,
	Inc. (United
	States) (a)	9,862,734
44,870	SAP SE
	(Germany)	6,314,974
48,515	Visa, Inc. – Class A
	(United States)	10,513,686
		121,579,101

Technology Hardware & Equipment: 6.1%
240,865	Apple, Inc.
	(United States)	42,770,398
147,345	Cisco Systems, Inc.
	(United States)	9,337,253
33,090	IPG Photonics
	Corp. (United
	States) (a)	5,696,113
13,845	Samsung SDI
	Co Ltd. (Republic
	of Korea)	7,614,364
		65,418,128

Telecommunication Services: 1.4%
147,345	BCE, Inc. (Canada)	7,665,737
148,445	Verizon
	Communications,
	Inc.
	(United States)	7,713,202
		15,378,939

Transportation: 2.7%
96,415	Canadian Pacific
	Railway Ltd.
	(Canada)	6,934,532
73,000	East Japan Railway
	Co. (Japan)	4,487,713
19,825	Kuehne + Nagel
	International AG
	(Switzerland)	6,384,787

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2021 (Unaudited), Continued

Shares		Value
Transportation: 2.7% (Continued)
50,765	United Parcel
	Service, Inc. –
	Class B
	(United States)	$10,880,970
		28,688,002
Utilities: 2.8%
35,530	American Water
	Works Co., Inc.
	(United States)	6,710,196
4,070,550	China Water
	Affairs Group Ltd.
	(Hong Kong)	5,837,482
288,020	EDP Renovaveis
	SA (Spain)	7,162,321
764,380	Interconexion
	Electrica SA ESP
	(Colombia)	4,205,843
753,300	Terna Rete
	Elettrica Nazionale
	SpA (Italy)	6,093,919
		30,009,761
TOTAL COMMON STOCKS
(Cost $541,177,192)		1,046,931,557

PREFERRED STOCKS: 0.4%

Banks: 0.4%
1,202,270	Itau Unibanco
	Holding SA –
	ADR (Brazil) (b)	4,508,513
TOTAL PREFERRED STOCKS
(Cost $6,027,712)		4,508,513

SHORT-TERM INVESTMENTS: 1.7%

Money Market Funds: 1.7%
18,117,399	Invesco –
	Government &
	Agency Portfolio –
	Institutional Class,
	0.026% (United
	States) (c)	18,117,399
TOTAL SHORT-TERM
INVESTMENTS
(Cost $18,117,399)		18,117,399

TOTAL INVESTMENTS
IN SECURITIES: 99.5%
(Cost $565,322,303)		1,069,557,469
Other Assets in Excess
of Liabilities: 0.5%		5,827,927
TOTAL NET ASSETS: 100.0%		$1,075,385,396

(a)	Non-income producing security.
(b)	There is currently no dividend rate available.
(c)	Annualized seven-day effective yield as of December 31, 2021.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

Dear Shareholders,

The Trillium Small/Mid Cap Fund (the “Fund” or “SMID Fund”) gained 5.47% the second half of 2021 on a net-of-fees basis, versus its benchmark, the S&P 1000® Index, which returned 5.02%.

Performance as of	6	1	3	5	Since Inception
December 31, 2021	Months	Year	Year	Year	August 31, 2015
Institutional (TSMDX)	5.47%	23.19%	21.33%	13.06%	11.79%
S&P 1000® Index	5.02%	25.35%	21.02%	12.89%	13.54%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 209-1962.

Expense Ratio*
Gross	1.77%
Net	0.98%

*
Gross expense ratio is from SMID Fund’s prospectus dated October 31, 2021. See the SMID Fund's Financial Highlights in this report for the most current expense ratios. The Adviser has contractually agreed to waive certain fees through October 31, 2022. The net expense ratio is applicable to investors.

In the third quarter of 2021, small cap stocks saw their first negative return since the first quarter of 2020. While in the first two months of the quarter the market seemed to anticipate steady economic recovery driving the move up in small caps and quality stocks, we saw a sudden shift late in August and September as concerns about the spread of the COVID Delta variant, supply chain disruptions related both to material and semiconductor component shortages, as well as transportation and logistics bottlenecks came to the fore. Additionally labor shortages continued to impact businesses even as demand had been improving. Furthermore, a rapid rise in oil and natural gas prices, concern about Government spending and debt levels, along with the Federal Reserve’s discussions of plans to begin tapering pushed up U.S. Treasury rates, and contributed to a drop in the equity markets in September, along with a shift to Value names in the small cap space as well as greater relative outperformance from larger cap names in the benchmark index. Multiple lingering challenges including supply chain pressures, labor shortages, and inflation as well as the surge in Omicron continued in the fourth quarter.

Although unemployment rates have fallen and job seekers have many choices in front of them, the labor participation rate remains stubbornly low and companies large and small are struggling to fill open positions.  The economic boost from extraordinary relief policies adopted in response to the Covid pandemic is fading, and the Federal Reserve has started tapering, or reducing its monetary stimulus.  These policy changes are likely to slow economic growth, and lead to more challenging year over year comparisons for corporate profit growth. We remain committed as always to our long-term focus and investment in high-quality and sustainability-centered companies that are able to demonstrate solid earnings growth, have solid balance sheets, and management teams that can help them meet the challenges of this year of recovery and transition, and beyond.  Our belief in the importance of environmental, social, and governance (ESG) is unabated, as we are convinced more than ever of the importance of integrating beyond-financial environmental, social and governance concerns into our investment decisions.

Relative to the S&P 1000®, the contribution from sector weighting was slightly positive during the period.  While our overweight to Industrials and underweights to Healthcare and Energy were positive contributors, this was slightly offset by our overweight to Consumer Discretionary.  We also saw a positive contribution from stock selection in the second half.  The strongest selection was in Real Estate and Industrials but stock selection in Consumer Discretionary and Information Technology detracted.

Performance Leaders:

Wolfspeed (+14.13%) The company delivered very strong quarterly results given increasing demand for Silicon Carbide (SiC) wafers. Management's bullish commentary and favorable forward guidance implied further strength in this market given increasing demand for Electric Vehicles.

TetraTech (+39.5%) is benefiting from strong secular trends in the environmental, infrastructure and water markets. It continues to see a strong pipeline of projects and expects to see ongoing revenue and margin growth into 2022.

Performance Laggards:

StitchFix (-68.62%) stumbled after a miss on active client growth, and with fewer subscriber additions than in recent quarters.  The recent transition to Freestyle, where clients can buy recommended clothing items without a subscription, is creating some cannibalization.  We believe these hiccups are temporary while the company pivots to a business model with a much larger total available market.

LHC Group (-31.47%) underperformed given the rise in COVID related hospitalizations which resulted in fewer elective procedures and a decline in its patient home care services. Additionally Covid has led to a shortage in the availability of healthcare workers and has increased wage inflation for the company and its peers. The company is executing well during a challenging time and in our view, remains one of the preeminent operators in providing patient care in the home.

New Positions/Trades:

2021 has been a strong year for U.S equities with strong returns posted by all the sectors in the S&P 1000®. However we continued to see volatility in the market as investors were trying to digest various cross signals in the market. While we were seeing early signs of an improvement in supply chain disruptions, and a return to more “normalcy”, the emergence of a more transmissible Omicron Covid strain seems to be throwing a wrench into the recovery process. Additionally labor tightness, uncertainty around the Federal Reserve’s interest rate policies, and inflationary fears have not abated since the third quarter.

Given the ongoing volatility in the markets, we continue to review carefully our portfolio characteristics and proposed trades. We took profits in names that had been strong for the year, had grown to a larger percentage of the portfolio and met our valuation expectations. This included West Pharmaceuticals, Burlington Stores, Wolfspeed, Omnicell, and Ingevity.  We redeployed the proceeds into more favorable opportunities in existing positions across industry groups in MSA Safety, Zendesk, Stitch Fix, BJ’s Restaurant, and IPG Photonics.

We exited positions that had grown larger in market capitalization including SVB Financials and Paycom.  We benefited from M&A activity and sold out our positions in Proofpoint that was acquired by a private equity firm, and CoreSite Realty Corp. following the announcement of its acquisition by American Tower. We also sold our position in WW International given the ongoing execution problems in the company.

We initiated a number of new positions in the portfolio in companies that have solid secular growth characteristics over our longer term investment horizon. Paylocity is a cloud-based, payroll and human capital management software and systems company that is benefiting from secular market dynamics where traditional human resources functions are being replaced by cloud-based apps self-managed by employees allowing employers to save costs and employees greater control.  CyberArk Software is a leading software company In Identity Access Management within the fast growing data security space. The company is benefiting from strong drivers as the cybersecurity industry continues to evolve to increasingly rigorous standards. The company is transitioning to a cloud based subscription based model which is expected to result in higher operating margins. Recent pressure on Hannon Armstrong, even with strong quarterly results and guidance, gave us an opportunity to initiate a position in the stock. The company invests in high-quality energy efficiency and renewable assets including sustainable infrastructure, wind, and solar projects, in a tax efficient REIT structure. Last, Sensient Technologies has a flavors and colors business that benefits from strong underlying consumer trends favoring health, wellness and the move towards natural ingredients.

Advocacy:

As part of our commitment to press companies to take responsibility for their greenhouse gas emissions, Trillium continues its multi-decade leadership on climate change. In 2017, we were able to withdraw our climate change shareholder proposal at Tractor Supply after the company committed to set quantitative greenhouse gas (GHG) reduction targets. The goals covered both scope 1 and scope 2 emissions from their 1,600 stores located across 49 states. That engagement bore more fruit this September when the company announced goals to reduce its carbon footprint and achieve net zero emissions across all operations by 2040.

After a set of meetings with Burlington Stores to discuss its approach to toxic chemicals, we filed a shareholder proposal with the company in November asking it to reduce its chemical footprint and encouraging it to develop a comprehensive chemical policy, adopt short- and long-term priority chemical lists, increase the scale, pace, and rigor of existing initiatives aimed at identifying chemicals of high concern, improving chemical safety, and investing in safer alternatives.

Following our ongoing dialogue and our 2019 shareholder proposal, Lamb Weston announced new goals to promote sustainable farming practices across its supply chain. Included in these commitments is a quantitative, time-bound target to reduce active ingredient pesticides by 5% per ton of potatoes grown by 2030 (from a FY 2020 base line). While a few food producers disclose general quantities of pesticides avoided, this is the first quantitative pesticide use reduction target disclosed by a large food producer. We plan to continue the dialogue with leadership in 2022 to better understand the impact of its goals on growers, pollinator health, and Lamb Weston’s overall sustainability strategy.

Thank you for your continued support of the Fund.

Sincerely,

Laura McGonagle	Mitali Prasad	Elizabeth Levy
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium ESG Small/Mid Cap Fund

SECTOR ALLOCATION at December 31, 2021 (Unaudited)

Sector	Percent of Net Assets

Industrials	19.5%
Information Technology	16.8%
Financials	14.6%
Consumer Discretionary	13.5%
Health Care	9.4%
Real Estate	7.3%
Materials	4.9%
Consumer Staples	4.8%
Utilities	2.8%
Communication Services	1.7%
Cash & Equivalents (a)	4.7%
Total	100.0%

(a)	Represents cash, short-term securities and other assets in excess of liabilities.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS: 95.3%

Banks: 7.4%
12,221	East West
	Bancorp, Inc.	$961,549
7,866	Sandy Spring
	Bancorp, Inc.	378,197
18,636	Sterling Bancorp	480,622
27,092	Umpqua
	Holdings Corp.	521,250
11,371	Webster
	Financial Corp.	634,958
		2,976,576

Capital Goods: 13.1%
5,197	AO Smith Corp.	446,162
8,304	Hexcel Corp. (a)	430,147
5,587	Lincoln Electric
	Holdings, Inc.	779,219
3,689	Middleby Corp. (a)	725,848
8,555	Quanta Services, Inc.	980,916
3,031	Trex Co, Inc. (a)	409,276
10,346	Wabtec Corp.	952,970
4,489	Xylem, Inc.	538,321
		5,262,859

Commercial & Professional Services: 4.1%
3,981	ManpowerGroup, Inc.	387,471
2,922	MSA Safety, Inc.	441,105
4,881	Tetra Tech, Inc.	828,794
		1,657,370

Consumer Durables & Apparel: 4.7%
2,400	Deckers Outdoor
	Corp. (a)	879,143
21,194	Hanesbrands, Inc.	354,364
5,395	Meritage Homes
	Corp. (a)	658,514
		1,892,021

Consumer Services: 2.4%
12,752	BJ’s Restaurants,
	Inc. (a)	440,582
3,975	Bright Horizons
	Family Solutions,
	Inc. (a)	500,373
		940,955

Diversified Financials: 3.8%
5,059	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital,
	Inc. – REIT	268,734
5,165	LPL Financial
	Holdings, Inc.	826,864
6,268	Stifel Financial Corp.	441,393
		1,536,991

Food & Staples Retailing: 1.9%
11,536	BJ’s Wholesale Club
	Holdings, Inc. (a)	772,566

Food, Beverage & Tobacco: 1.8%
2,135	Freshpet, Inc. (a)	203,401
8,392	Lamb Weston
	Holdings, Inc.	531,885
		735,286

Health Care Equipment & Services: 6.0%
3,797	LHC Group, Inc. (a)	521,062
5,911	Omnicell, Inc. (a)	1,066,582
1,367	Penumbra, Inc. (a)	392,766
862	West Pharmaceutical
	Services, Inc.	404,287
		2,384,697

Household & Personal Products: 1.1%
4,217	Church & Dwight
	Co., Inc.	432,243

Insurance: 3.4%
4,436	Hanover Insurance
	Group, Inc.	581,381
9,705	Horace Mann
	Educators Corp.	375,584
3,569	Reinsurance Group
	America, Inc.	390,770
		1,347,735

Materials: 4.9%
6,043	Ingevity Corp. (a)	433,283
9,454	Minerals
	Technologies, Inc.	691,560
4,034	Sensient
	Technologies Corp.	403,642

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2021 (Unaudited), Continued

Shares		Value

Materials: 4.9% (Continued)
7,663	Sonoco
	Products Co.	$443,611
		1,972,096

Media & Entertainment: 1.7%
13,977	New York Times
	Co. – Class A	675,089

Pharmaceuticals, Biotechnology &
Life Sciences: 3.4%
5,287	Adaptive
	Biotechnologies
	Corp. (a)	148,353
3,704	NanoString
	Technologies,
	Inc. (a)	156,420
10,262	Syneos Health,
	Inc. (a)	1,053,702
		1,358,475

Real Estate: 7.3%
13,382	Acadia Realty
	Trust – REIT	292,129
3,544	Camden Property
	Trust – REIT	633,242
3,114	EastGroup Properties,
	Inc. – REIT	709,525
12,143	Host Hotels &
	Resorts, Inc. –
	REIT (a)	211,167
3,114	Jones Lang LaSalle,
	Inc. (a)	838,724
6,997	LTC Properties, Inc. –
	REIT	238,878
		2,923,665

Retailing: 6.4%
2,081	Burlington Stores,
	Inc. (a)	606,632
12,026	LKQ Corp.	721,921
13,045	Stitch Fix, Inc. –
	Class A (a)	246,811
4,198	Tractor Supply Co.	1,001,643
		2,577,007

Semiconductors & Semiconductor
Equipment: 6.0%
17,565	Allegro
	MicroSystems,
	Inc. (a)	635,502
4,176	Azenta, Inc.	430,587
4,159	First Solar, Inc. (a)	362,498
8,652	Wolfspeed, Inc. (a)	967,034
		2,395,621

Software & Services: 5.7%
6,613	Blackbaud, Inc. (a)	522,295
3,000	CyberArk
	Software Ltd.(a)	519,840
1,857	Paylocity Holding
	Corp. (a)	438,549
7,775	Zendesk, Inc. (a)	810,855
		2,291,539

Technology Hardware & Equipment: 5.1%
4,112	IPG Photonics
	Corp. (a)	707,840
2,728	Rogers Corp. (a)	744,744
6,863	Trimble, Inc. (a)	598,385
		2,050,969

Transportation: 2.3%
4,480	JB Hunt Transport
	Services, Inc.	915,712

Utilities: 2.8%
6,957	Avista Corp.	295,603
5,940	Essential
	Utilities, Inc.	318,919
6,258	Ormat
	Technologies, Inc.	496,259
		1,110,781

TOTAL COMMON STOCKS
(Cost $31,252,481)		38,210,253

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2021 (Unaudited), Continued

Shares		Value
SHORT-TERM INVESTMENTS: 2.4%

Money Market Funds: 2.4%
970,516	Invesco-
	Government &
	Agency Portfolio –
	Institutional Class,
	0.026% (b)	$970,516

TOTAL SHORT-TERM
INVESTMENTS
(Cost $970,516)		970,516

TOTAL INVESTMENTS
IN SECURITIES: 97.7%
(Cost $32,222,997)		39,180,769
Other Assets in Excess
of Liabilities: 2.3%		915,654
TOTAL NET ASSETS: 100.0%		$40,096,423

(a)	Non-income producing security.
(b)	Annualized seven-day effective yield as of December 31, 2021.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2021 (Unaudited)

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund(a)
ASSETS
Investments in securities, at value
(cost $565,322,303 and $32,222,997)	$1,069,557,469	$39,180,769
Cash	47,870	—
Foreign Currency, at value
(cost $12 and $—)	12	—
Receivables:
Dividends and interest	1,570,653	13,336
Fund shares sold	5,317,205	965,129
Securities lending income, net	704	—
Prepaid expenses	27,963	12,697
Total assets	1,076,521,876	40,171,931

LIABILITIES
Payables:
Fund shares redeemed	138,807	15,039
Investment advisory fees, net	690,217	8,796
Administration fees	96,392	13,672
Custody fees	1,601	556
Fund accounting fees	33,371	7,555
Audit fees	12,370	11,024
Distribution fees	56,399	—
Transfer agent fees	72,013	6,966
Chief Compliance Officer fees	3,183	3,184
Trustee fees	7,077	3,573
Other accrued expenses	25,050	5,143
Total liabilities	1,136,480	75,508
NET ASSETS	$1,075,385,396	$40,096,423

COMPONENTS OF NET ASSETS
Paid-in capital	$569,827,482	$32,689,758
Total distributable (accumulated)
earnings (losses)	505,557,914	7,406,665
Net assets	$1,075,385,396	$40,096,423

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2021 (Unaudited), Continued

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund(a)
Retail Class
Net assets	$327,960,778	$—
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	4,718,598	—
Net asset value, offering price,
and redemption price per share	$69.50	$—
Institutional Class
Net assets	$747,424,618	$40,096,423
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	10,812,048	2,293,821
Net asset value, offering price,
and redemption price per share	$69.13	$17.48

(a)	Includes loaned securities with a market value of $3,056,625.
(a)	Retail shares are not offered as of December 31, 2021

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the six months ended December 31, 2021 (Unaudited)

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
INCOME
Dividend income (net of foreign withholding
tax and issuance fees of $397,145 and $—)	$6,319,503	$125,998
Interest	3,056	87
Income from securities lending, net	1,118	—
Total investment income	6,323,677	126,085

EXPENSES
Investment advisory fees	4,305,194	132,476
Distribution fees – Retail Class	395,401	—
Administration fees	218,769	28,849
Transfer agent fees	124,272	14,162
Custody fees	142,962	4,641
Fund accounting fees	85,261	15,950
Sub-transfer agent fees	80,666	—
Registration fees	23,740	10,491
Miscellaneous expenses	30,409	3,282
Reports to shareholders	13,775	785
Audit fees	12,821	11,424
Trustees fees	17,445	9,419
Chief Compliance Officer fees	6,308	6,309
Legal fees	4,335	3,851
Insurance expenses	6,484	2,618
Interest expenses	—	79
Total expenses	5,467,842	244,336
Less: fees waived and expenses absorbed	—	(71,236)
Net expenses	5,467,842	173,100
Net investment income (loss)	855,835	(47,015)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
and foreign currency transactions	1,883,112	1,607,802
Net change in unrealized
appreciation/depreciation on:
Investments	76,049,036	219,198
Translation of other assets and
liabilities in foreign currency	7,963	—
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	77,940,111	1,827,000
Net increase (decrease) in net assets
resulting from operations	$78,795,946	$1,779,985

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2021	Year Ended
	(Unaudited)	June 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$855,835	$2,222,798
Net realized gain (loss) on investments
and foreign currency transactions	1,883,112	37,070,996
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	76,056,999	234,158,085
Net increase (decrease) in net assets
resulting from operations	78,795,946	273,451,879

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders –
Retail Class	(8,396,385)	(5,010,392)
Net distributions to shareholders –
Institutional Class	(20,850,857)	(10,016,263)
Total distributions to shareholders	(29,247,242)	(15,026,655)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares – Retail Class[1]	17,067,601	(14,952,446)
Net increase (decrease) in net assets derived from
net change in outstanding shares –
Institutional Class[2]	91,873,093	94,965,705
Total increase (decrease) in net assets
from capital share transactions	108,940,694	80,013,259
Total increase (decrease) in net assets	158,489,398	338,438,483

NET ASSETS
Beginning of period/year	916,895,998	578,457,515
End of period/year	$1,075,385,396	$916,895,998

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

[1]	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2021		Year Ended
	(Unaudited)		June 30, 2021
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	546,322	$37,358,180	491,723	$22,055,092
Shares issued in
reinvestment
of distributions	121,384	8,148,498	113,133	5,386,241
Shares redeemed	(417,180)	(28,439,077)	(1,210,234)	(53,420,426)
Net increase (decrease)	250,526	$17,067,601	(605,378)	$(25,979,093)

[2]	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2021		Year Ended
	(Unaudited)		June 30, 2021
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	1,717,564	$117,990,546	2,272,542	$99,507,938
Shares issued in
reinvestment
of distributions	268,469	17,922,969	160,865	7,613,722
Shares redeemed	(642,906)	(44,040,422)	(1,729,397)	(75,315,912)
Net increase (decrease)	1,343,127	$91,873,093	704,010	$31,805,748

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2021	Year Ended
	(Unaudited)	June 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(47,015)	$(30,896)
Net realized gain (loss) on investments	1,607,802	1,148,293
Net change in unrealized
appreciation/depreciation on investments	219,198	7,108,732
Net increase (decrease) in net assets
resulting from operations	1,779,985	8,226,129

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(858,444)	(23,636)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares –
Institutional Class[1]	7,463,938	9,487,330
Total increase (decrease) in net assets
from capital share transactions	7,463,938	9,487,330
Total increase (decrease) in net assets	8,385,479	17,689,823

NET ASSETS
Beginning of period/year	31,710,944	14,021,121
End of period/year	$40,096,423	$31,710,944

[1]	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2021		Year Ended
	(Unaudited)		December 30, 2020
	Shares	Amount	Shares	Amount
Shares sold	458,300	$8,047,360	780,544	$12,047,698
Shares issued in
reinvestment
of distributions	49,724	833,870	1,424	20,373
Shares redeemed[2]	(83,576)	(1,417,292)	(186,640)	(2,580,741)
Net increase (decrease)	424,448	$7,463,938	595,328	$9,487,330

[2]	Net of redemption fees of $573 and $687, respectively.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Retail Class

	Period
	Ended	Period
	December 31,	Ended
	2021	June 30,	Year Ended June 30,
	(Unaudited)	2021	2020	2019	2018	2017
Net asset value,
beginning of period/year	$65.97	$45.99	$44.81	$43.21	$39.44	$35.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	(0.01)	0.06	0.10	0.23	0.30	0.27
Net realized and unrealized
gain (loss) on investments	5.36	21.00	2.19	3.09	4.52	5.71
Total from
investment operations	5.35	21.06	2.29	3.32	4.82	5.98

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.03)	(0.07)	(0.24)	(0.25)	(0.17)	(0.27)
Distributions from
net realized gain	(1.79)	(1.01)	(0.87)	(1.47)	(0.88)	(1.33)
Total distributions	(1.82)	(1.08)	(1.11)	(1.72)	(1.05)	(1.60)
Net asset value,
end of period/year	$69.50	$65.97	$45.99	$44.81	$43.21	$39.44
Total return	8.19%[2]	46.14%	5.02%	8.52%	12.28%	17.73%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s omitted)	$328.0	$217.8	$217.8	$239.3	$242.4	$235.9
Portfolio turnover rate	1%[2]	10%	11%	16%	12%	19%

SUPPLEMENTAL DATA:
Ratio of expenses to
average net assets	1.28%[3]	1.30%	1.30%	1.33%	1.34%	1.33%
Ratio of net investment
income (loss) to
average net assets	(0.04)%[3]	0.11%	0.22%	0.55%	0.70%	0.73%

[1]	Calculated using the average shares outstanding method.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Period
	Ended	Period
	December 31,	Ended
	2021	June 30,	Year Ended June 30,
	(Unaudited)	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$65.70	$45.80	$44.61	$43.05	$39.34	$34.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.09	0.23	0.22	0.37	0.43	0.36
Net realized and unrealized
gain (loss) on investments	5.34	20.89	2.20	3.03	4.50	5.70
Total from
investment operations	5.43	21.12	2.42	3.40	4.93	6.06

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.21)	(0.21)	(0.36)	(0.37)	(0.34)	(0.36)
Distributions from
net realized gain	(1.79)	(1.01)	(0.87)	(1.47)	(0.88)	(1.33)
Total distributions	(2.00)	(1.22)	(1.23)	(1.84)	(1.22)	(1.69)
Net asset value,
end of period/year	$69.13	$65.70	$45.80	$44.61	$43.05	$39.34
Total return	8.36%	46.52%	5.34%	8.81%	12.59%	18.04%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s omitted)	$747.4	$622.1	$360.6	$319.9	$261.9	$224.5
Portfolio turnover rate	1%[2]	10%	11%	16%	12%	19%

SUPPLEMENTAL DATA:
Ratio of expenses to
average net assets	0.98%[3]	1.02%	1.03%	1.05%	1.07%	1.08%
Ratio of net investment income
(loss) to average net assets	0.26%[3]	0.40%	0.49%	0.87%	1.00%	0.97%

[1]	Calculated using the average shares outstanding method.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Period
	Ended	Period
	December 31,	Ended
	2021	June 30,	Year Ended June 30,
	(Unaudited)	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$16.96	$11.01	$12.36	$12.97	$11.46	$9.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	(0.02)	(0.02)	0.04	0.05	0.00	0.00
Net realized and unrealized
gain (loss) on investments	0.93	5.99	(0.90)	(0.13)	1.73	1.89
Total from
investment operations	0.91	5.97	(0.86)	(0.08)	1.73	1.89

LESS DISTRIBUTIONS:
Distributions from
net investment income	—	(0.02)	(0.05)	(0.02)	—	(0.01)
Distributions from
net realized gain	(0.39)	—	(0.45)	(0.51)	(0.22)	(0.16)
Total distributions	(0.39)	(0.02)	(0.50)	(0.53)	(0.22)	(0.17)
Proceeds from
redemption fees	0.00 [1]	0.00 [1]	0.01	0.00 [1]	0.00 [1]	0.00
Net asset value, end of	$17.48	$16.96	$11.01	$12.36	$12.97	$11.46
Total return	5.47%	54.23%	(7.34)%	0.32%	15.14%	19.48%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s omitted)	$40.1	$31.7	$14.0	$19.9	$17.0	$8.4
Portfolio turnover rate	12%[2]	20%	34%	27%	19%	27%

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived/recouped
and expenses absorbed	1.38%[3]	1.77%	1.93%	1.85%	2.19%	4.53%
After fees waived/recouped
and expenses absorbed	0.98%[3]	0.98%	0.98%	0.98%	0.98%	0.98%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(0.67)%[3]	(0.94)%	(0.61)%	(0.47)%	(1.21)%	(3.59)%
After fees waived/recouped
and expenses absorbed	(0.27)%[3]	(0.15)%	0.34%	0.40%	0.00%[4]	(0.04)%

[1]	Does not round to $0.01 or $(0.01), as applicable.
[2]	Not annualized.
[3]	Annualized.
[4]	Does not round to 0.01% or (0.01)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

The Trillium ESG Global Equity Fund (the “Fund” or “Global Equity Fund”) and Trillium ESG Small/Mid Cap Fund (the “Fund” or “SMID Fund”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

The Global Equity Fund and the SMID Fund have Retail Class and Institutional Class shares (Retail Class shares are not currently offered for SMID Fund). Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundation, and corporations. Each class of shares has equal rights as to earnings and assets except that the Retail Class bears Distribution fees. Global Equity Fund Retail Class also bears Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Global Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that it believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued. The investment objective of SMID Fund is to seek long-term capital appreciation by identifying companies that it believes are strategic leaders, based on business models that it believes are superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over- the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Service’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Global Equity Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Global Equity Fund’s securities traded on those foreign exchanges. The Global Equity Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Global Equity Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2021:

Global Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$8,223,582	$14,027,920	$—	$22,251,502
Banks	41,540,609	30,894,954	—	72,435,563
Capital Goods	35,786,186	67,263,393	—	103,049,579
Commercial &
Professional Services	12,555,202	14,750,232	—	27,305,434
Consumer Durables & Apparel	19,202,445	14,324,667	—	33,527,112
Consumer Services	21,868,097	5,014,469	—	26,882,566
Diversified Financials	36,237,767	—	—	36,237,767
Food & Staples Retailing	—	16,135,807	—	16,135,807
Food, Beverage & Tobacco	13,643,851	10,357,126	—	24,000,977
Health Care Equipment
& Services	22,649,241	35,856,882	—	58,506,123
Household & Personal Products	—	26,209,947	—	26,209,947
Insurance	7,715,128	22,096,618	—	29,811,746
Materials	17,937,423	43,640,256	—	61,577,679
Media & Entertainment	35,271,462	—	—	35,271,462
Pharmaceuticals, Biotechnology
& Life Sciences	33,444,475	44,749,949	—	78,194,424
Real Estate	17,573,146	15,401,200	—	32,974,346
Retailing	28,591,566	11,501,604	—	40,093,170
Semiconductors &
Semiconductor Equipment	53,915,555	7,476,867	—	61,392,422
Software & Services	100,935,202	20,643,899	—	121,579,101
Technology Hardware
& Equipment	57,803,764	7,614,364	—	65,418,128
Telecommunication Services	15,378,939	—	—	15,378,939
Transportation	17,815,502	10,872,500	—	28,688,002
Utilities	6,710,196	23,299,565	—	30,009,761
Total Common Stocks	604,799,338	442,132,219	—	1,046,931,557
Preferred Stocks
Banks	4,508,513	—	—	4,508,513
Total Preferred Stocks	4,508,513	—	—	4,508,513
Short-Term Investments	18,117,399	—	—	18,117,399
Total Investments in Securities	$627,425,250	$442,132,219	$—	$1,069,557,469

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

SMID Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$38,210,253	$—	$—	$38,210,253
Short-Term Investments	970,516	—	—	970,516
Total Investments in Securities	$39,180,769	$—	$—	$39,180,769

(a)	See Schedule of Investments for industry breakout.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of fiscal year end June 30, 2021, there were no post-October losses for the Global Equity Fund. The SMID Fund had a post-October loss of $1,030,152.

As of the most recent fiscal year end year end June 30, 2021, there were no capital loss carryovers for the Funds.

As of December 31, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of December 31, 2021, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities, which are determined in accordance with income tax regulations, normally are declared and paid on an annual basis. Distributions are recorded on the ex- dividend date.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Funds limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

J.
Recently Issued Accounting Pronouncement. On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes may limit the Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. The Fund is currently assessing the potential impact of the new rule on the Fund’s financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

K.
Subsequent Events. In preparing these financial statements, the Fund have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser provides all investment advice, office space,

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

certain administrative services, and provides most of the personnel needed by each Fund. As of November 1, 2021, as compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.85% on daily net assets up to $1 billion and 0.75% on daily net assets greater than $1 billion for the Global Equity Fund. Prior to that, the Adviser was entitled to a rate of 0.85% based upon the average daily net assets of the Global Equity Fund. The Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the SMID Fund, net of any monthly waiver or reimbursement discussed below. The investment advisory fees incurred by the Funds for the six months ended December 31, 2021, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional Class. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board on behalf of the SMID Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. SMID Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amount of fees waived and expenses absorbed by the Adviser during the six months ended December 31, 2021, is disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Fund, if applicable.

As of December 31, 2021, the remaining cumulative amount the Adviser may be reimbursed is $497,242, as shown in the following table. The Adviser may recapture a portion of the above no later than the dates as stated.

Date of Expiration	Amount
June 30, 2022	$79,236
June 30, 2023	173,764
June 30, 2024	165,918
December 31, 2025	78,324
Total	$497,242

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant, and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended December 31, 2021, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the six months ended December 31, 2021, are disclosed in the Statements of Operations.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to the Retail Class. All Arrangements must be approved by the Board. The transfer agent fees and sub-transfer agent fees incurred by the Funds for the six months ended December 31, 2021, are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Global Equity Fund may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Global Equity Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Global Equity Fund continues to receive interest payments or dividends on the securities loaned during the borrowing year. Global Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

For Global Equity Fund, loaned securities are collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Global Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although Global Equity Fund is indemnified from this risk by contract with the securities lending agent.

As of December 31, 2021, there were no securities on loan.

Due to the absence of a master netting agreement related to the Fund’s participation in securities lending and repurchase agreements, no additional offsetting disclosures have been made on behalf of the Fund for the total borrowings listed above.

Global Equity Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The interest income earned by Global Equity Fund on investments of cash collateral received from borrowers for the securities loaned to them (“Income from securities lending, net”) is reflected in the Statements of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2021, the cost of purchases and the proceeds from the sale and maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Global Equity Fund	$92,003,974	$11,853,715
SMID Fund	9,455,498	4,156,972

There were no purchases, sales or maturities of long-term U.S. Government securities during the six months ended December 31, 2021.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2021, and the year ended June 30, 2021, was as follows:

	Ordinary Income
	December 31, 2021	June 30, 2021
Global Equity Fund	$2,043,750	$2,043,750
SMID Fund	—	23,636

	Short-Term Capital Gains
	December 31, 2021	June 30, 2021
Global Equity Fund	$—	$—
SMID Fund	108,277	—

	Long-Term Capital Gains
	December 31, 2021	June 30, 2021
Global Equity Fund	$12,982,905	$12,982,905
SMID Fund	750,167	3,429

As of the most recent fiscal year ended June 30, 2021, the components of distributable (accumulated) earnings (losses) for income tax purposes were as follows:

Global Equity Fund

Tax cost of investments	$486,552,714
Unrealized appreciation	433,725,214
Unrealized depreciation	(5,539,084)
Net unrealized appreciation (depreciation)	428,186,130
Undistributed ordinary income	1,743,005
Undistributed long-term capital gain	26,080,075
Distributable earnings	27,823,080
Other accumulated gain (loss)	—
Total distributable (accumulated) earnings (losses)	$456,009,210

SMID Fund

Tax cost of investments	$25,641,611
Unrealized appreciation	7,269,340
Unrealized depreciation	(818,694)
Net unrealized appreciation (depreciation)	6,450,646
Undistributed ordinary income	—
Undistributed long-term capital gain	57,373
Distributable earnings	57,373
Other accumulated gain (loss)	(22,895)
Total distributable (accumulated) earnings (losses)	$6,485,124

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Unaudited), Continued

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and deferral of post-October losses.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the six months ended December 31, 2021, are as follows:

	Global Equity Fund	SMID Fund
Maximum available credit	$20,000,000	$2,000,000
Largest amount outstanding
on an individual day	—	331,000
Average balance when in use	—	293,333
Credit facility outstanding
as of June 30, 2021	—	—
Average interest rate when in use	—	3.25%

Interest expenses for the six months ended December 31, 2021, are disclosed in the Statements of Operations.

NOTE 8 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Trillium Mutual Funds

EXPENSE EXAMPLES For the six months ended December 31, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (12b-1), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 – December 31, 2021).

Actual Expenses

The “Actual” line for each respective class of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. The SMID Fund charges a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the

Trillium Mutual Funds

EXPENSE EXAMPLES For the six months ended December 31, 2021 (Unaudited), Continued

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/21	12/31/21	7/1/2021 – 12/31/2021[1]
Retail Class Actual	$1,000.00	$1,081.90	$6.72
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,018.75	$6.51

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/21	12/31/21	7/1/2021 – 12/31/2021[1]
Institutional Class Actual	$1,000.00	$1,083.60	$5.15
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,020.27	$4.99

SMID Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/21	12/31/21	7/1/2021 – 12/31/2021[1]
Institutional Class Actual	$1,000.00	$1,054.70	$5.08
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,020.27	$4.99

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period. The annualized six-month expense ratios for Retail and Institutional Class shares were 1.28% and 0.98%, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period. The annualized six-month expense ratios for Institutional Class shares was 0.98% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 17-18, 20211, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Trillium Asset Management, LLC (the “Adviser”) for each of the Trillium ESG Global Equity Fund and the Trillium ESG Small/Mid Cap Fund (each a “Fund” and together, the “Funds”). At this meeting and at a prior meeting held on June 17, 2021, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board noted that the change in control in the Adviser occurred on June 30, 2020 and that both the Board and shareholders approved the new investment advisory agreement (the material terms of which were identical to the prior investment advisory agreement) which went into effect upon that change in control, for an initial two-year term. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement. The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, business continuity plan, and risk management process. Additionally, the Board considered how the Adviser’s business continuity plan has operated during the COVID-19 pandemic. The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had

________________
[1]
Although the Investment Company Act requires that approval of the continuance of the Advisory Agreement be approved by the in-person vote of a majority of the Independent Trustees, the August 17-18, 2021 meeting was held virtually in reliance on an order issued by the Securities and Exchange Commission, which provided temporary relief from the in-person meeting requirements in response to the COVID-19 pandemic.

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

met with certain personnel of the Adviser by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks and the Adviser’s similarly managed accounts, all for periods ended March 31, 2021. The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe. When reviewing each Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks, as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues. The Board also recognized that each Fund’s investments are subject to the Advisor’s ESG investment criteria as set forth in its prospectus, and that shareholders investing in the Fund accept and desire a fund employing such criteria, even if it may impact performance to a greater extent than other funds.

For the Trillium ESG Global Equity Fund, the Board noted that the Fund outperformed its peer group median for the one-year, three-year, and five-year periods. The Board also noted that the Fund outperformed the average of its Cohort for the one-year, three-year and five-year periods. The Board also considered that the Fund outperformed its broad-based securities market benchmark for the one-year, three-year, and five-year periods. The

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Board noted that the Adviser represented it does not have other accounts managed similarly to the Trillium ESG Global Equity Fund.

For the Trillium ESG Small/Mid Cap Fund, the Board noted that the Fund outperformed its peer group median for the one-year and five-year periods and performed at the median for the three-year period. The Board also noted that the Fund outperformed the average of its Cohort for the one-year, three-year and five-year periods. The Board also considered that the Fund underperformed its broad-based securities market benchmark for the one-year, three-year, and five-year periods. The Board also considered the Fund’s underperformance compared to the Adviser’s similarly managed composite for the one-year, three-year, and five-year periods, noting that such differences were not significant.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Trillium ESG Global Equity Fund, the Board noted that the Fund’s advisory fee was higher than its peer group median and average and that the net expense ratio (less Rule 12b-1 fees) was lower than its peer group median and higher than its peer group average. The Board noted that the Fund’s net expense ratio (less Rule 12b-1 fees) was higher than the average of its Cohort. The Board considered that the Advisor recently implemented breakpoints to the advisory fee in order to share economies of scale with the Fund. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Trillium ESG Small/Mid Cap Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.98% for the Fund (“Expense Cap”). The Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were higher than its peer group median and average. The Board noted that the Fund’s net expense ratio (less Rule 12b-1 fees) was higher than the average of its Cohort. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Trustees also took into consideration the services the Adviser provided to its similarly managed separate account clients, comparing the fees charged for those management services to the fees charged to the Trillium ESG Small/Mid Cap Fund. The Trustees noted that the Adviser does not replicate the Trillium ESG Global Equity Fund’s investment style in separately managed accounts. The Trustees noted that the fees charged to the Trillium ESG Small/Mid Cap Fund as compared to the fees charged by the Adviser to its similarly managed separate account clients differed due to a number of factors.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board noted that the Advisory Agreement for the Trillium ESG Global Equity Fund contains breakpoints in the advisory fee. The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Trillium ESG Small/Mid Cap Fund does not exceed its specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds. The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Adviser. After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather, the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable. The Board therefore determined that the continuation of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

Trillium Mutual Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Funds’ Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of Trillium conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Funds’ Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Trillium Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file monthly portfolio disclosures quarterly with the SEC on Part F of Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.  These reports are available, free of charge, of the EDGAR database on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is  available without charge, upon request, by calling 866-209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds.  If you wish to receive individual copies of these documents, please  call us at 866-209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectus, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center
60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR  DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1663 Broadway
New York, New York 10019

Fund	Class	Symbol	CUSIP
Trillium	Retail Class	PORTX	742935588
ESG Global Equity Fund	Institutional Class	PORIX	742935356

Trillium
ESG Small/Mid Cap Fund	Institutional Class	TSMDX	74316P785

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1     of this Form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)   /s/ Jason Hadler
     Jason Hadler, President/Principal Executive Officer

Date    March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Jason Hadler
     Jason Hadler, President/Principal Executive Officer

Date    March 3, 2022

By (Signature and Title)   /s/ Craig Benton
 Craig Benton, Treasurer/Principal Financial Officer

Date    March 3, 2022

* Print the name and title of each signing officer under his or her signature.